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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 2, 1996
                                                   ---------------

                        -----------------------------

                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                         0-19656              36-3939651
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
        incorporation)                      Number)          Identification No.)


1505 FARM CREDIT DRIVE, SUITE 100, McLEAN, VIRGINIA                 22102
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (703) 394-3000
                                                      --------------


         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

Nextel Communications, Inc. ("Nextel"), has entered into an agreement of merger and plan of reorganization dated as of October 2, 1996 with Pittencrieff Communications, Inc. ("PCI") providing for the merger of PCI with a wholly owned indirect subsidiary of Nextel. The stockholders of PCI will receive a maximum of 8,782,403 shares of Nextel Class A Common Stock, subject to certain adjustments, as a result of the merger. The merger is subject to regulatory and PCI stockholder approval and customary closing conditions.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

         (B)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (C)  EXHIBITS.


Exhibit No.                         Exhibit Description
-----------                         -------------------
[S]                                 [C]
99.1                                Press Release dated October 3, 1996.




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEXTEL COMMUNICATIONS, INC.



Date:    October 3, 1996                By: /s/ Thomas J. Sidman
                                        ----------------------------------
                                        Thomas J. Sidman
                                        Vice President and General Counsel





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                                 EXHIBIT INDEX



Exhibit No.          Exhibit Description
-----------          -------------------
99.1                 Press Release dated October 3, 1996.





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